Exhibit 10.2

STOCKHOLDER AND REGISTRATION RIGHTS AGREEMENT

This STOCKHOLDER AND REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of March 31, 2005, by and among Tanox, Inc., a Delaware corporation (the “Company”), Sunol Molecular Corporation, a Delaware corporation (the “Seller”), and the parties identified on the signature page of this Agreement (collectively, the “Initial Holders”).

W I T N E S S E T H:

WHEREAS, the Company and the Seller have entered into an Asset Purchase and License Agreement (the “Asset Purchase Agreement”) dated as of March 25, 2005, whereby the Company purchased certain assets of the Seller (the “Acquired Assets”);

WHEREAS, as part of the consideration for the purchase of the Acquired Assets, the Company issued to the Seller 800,000 shares of common stock (the “Shares”), par value $0.01 per share (“Common Stock”) of the Company in a private placement effected in reliance on the exemption from the registration requirements of the Securities Act provided by Section 4(2) of the Securities Act and/or Regulation D thereunder;

WHEREAS, as security for the indemnification obligations of the Seller set forth in the Asset Purchase Agreement, at the Closing, 275,000 of the Shares (collectively, the “Holdback Shares”) shall be held by the escrow agent under an Escrow Agreement (the “Escrow Agreement”), as provided in the Asset Purchase Agreement;

WHEREAS, the Seller proposes to transfer to the Initial Holders the number of Shares of Common Stock for each Initial Holder set forth on the signature page hereto;

WHEREAS, the Asset Purchase Agreement requires each Initial Holder to provide this Agreement to the Company in connection with the issuance of the Shares of Common Stock to Seller;

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby with the intention that the Company and its advisors rely upon the representations and covenants contained herein, the parties hereto hereby agree as follows:

ARTICLE I

Definitions

As used herein, the following terms have the indicated meanings, unless the context otherwise requires:

“Closing” has the meaning set forth in the Asset Purchase Agreement.

“Closing Date” has the meaning set forth in the Asset Purchase Agreement.

“Commission” means the Securities and Exchange Commission.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Holder” means the Seller, an Initial Holder or any Permitted Transferee who owns Registrable Shares.

“Permitted Transferee” means a transferee who acquires Registrable Shares from an Initial Holder in compliance with applicable securities laws and agrees in writing to be bound as a Holder by the terms of this Agreement (other than Article IV), including without limitation the appointment of the Holder Representative under Section 2.2.

“Registrable Shares” means each Share including, from and after disbursement to Seller of any or all of the Holdback Shares under the Escrow Agreement, each Holdback Share (together with any shares of Common Stock issued or issuable by the Company with respect to any such Share or Holdback Share by way of a stock dividend or other distribution or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization) until (A) the earliest of (i) its effective registration under the Securities Act and resale in accordance with the registration statement covering it, (ii) expiration of the applicable holding period under Rule 144(k) under the Securities Act, (iii) its sale to the public pursuant to Rule 144 under the Securities Act, or (iv) the time at which such Shares have ceased to be outstanding, and (B) as a result of the event or circumstance described in any of the foregoing clauses (i) through (iii), any legends with respect to transfer restrictions are removed or removable in accordance with the terms of such legend.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shelf Filing Deadline” means the Share Filing Deadline (as defined in Section 2.1) and the Holdback Share Filing Deadline (as defined in Section 2.1), as applicable.

“Shelf Registration Statement” means the Share Registration Statement (as defined in Section 2.1) and the Holdback Share Registration Statement (as defined in Section 2.1), as applicable.

ARTICLE II

Registration Rights

2.1	Shelf Registration.

As soon as reasonably practicable and in any event no later than sixty (60) days after the Closing Date (the “Share Filing Deadline”), the Company shall file with the Commission a “shelf” registration statement under the Securities Act providing for the sale of the Shares (the “Share Registration Statement”). If the Holdback Shares are not freely tradable in accordance with Rule 144 under the Exchange Act at the time they are disbursed to Seller under the Escrow Agreement, the Company shall file with the Commission within sixty (60) days after such disbursement (the “Holdback Share Filing Deadline”) a shelf registration statement providing for the sale of the Holdback Shares (the “Holdback Share Registration Statement”).

2.2	Holder Representative.

Each of the Holders hereby appoints the Seller to be the representative (the “Stockholder Representative”) of the Holders following the Closing Date in any manner arising out of this Agreement. For any matter in which the Company is entitled to rely on or otherwise deal with the Holders, the Company shall be entitled to communicate solely with the Stockholder Representative and shall be entitled to rely on any such communication as being the desire and will of each of the Holders. Notice delivered to the Stockholder Representative in accordance with Section 5.4 hereof shall be deemed to be notice to all of the Holders for all purposes.

2.3	Effectiveness.

Subject to the provisions of Section 2.4, the Company shall use its reasonable best efforts to cause (i) the Shelf Registration Statement to be declared effective within sixty (60) days after the applicable Shelf Filing Deadline (the “Effectiveness Target Date”) and shall use reasonable best efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended to the extent necessary to assure that it is available for resale of the Registrable Shares and that it conforms in all material respects with the requirements of the Securities Act during the entire period (the “Effectiveness Period”) beginning on the date the Shelf Registration Statement shall first be declared effective under the Securities Act and ending on the earlier to occur of (i) the sale pursuant to the Shelf Registration Statement of all of the Registrable Shares registered under the Shelf Registration Statement and (ii) the date on which all of the Shares and, if applicable, the Holdback Shares registered under the Shelf Registration Statement are no longer Registrable Shares.

2.4	Information Furnished by the Stockholder Representative.

The Stockholder Representative shall furnish to the Company in writing, as soon as practicable after the Closing Date, the information specified in Items 507 and 508 of Regulation S-K under the Securities Act with respect to each Initial Holder and any other information reasonably requested by the Company for inclusion in the Shelf Registration Statement pursuant to the Securities Act. Notwithstanding Section 2.1, the Company shall not be required to file the Shelf Registration Statement until the Stockholder Representative has complied with the immediately preceding sentence. In addition, the Stockholder Representative shall promptly furnish to the Company (i) any additional information required to be disclosed in the Shelf Registration Statement in order to make the information previously furnished to the Company by the Stockholder Representative not materially misleading and (ii) any additional information as may be reasonably requested by the Company for inclusion in any new prospectus or prospectus supplement or post-effective amendment.

2.5	Registration Procedures.

(a) In connection with the Shelf Registration Statement, the Company shall comply with all the provisions of Section 2.5(b) hereof and shall, in accordance with Sections 2.1, 2.3, and 2.4 hereof, prepare and file with the Commission the Shelf Registration Statement on an appropriate form under the Securities Act.

(b) In connection with the Shelf Registration Statement and any related prospectus or prospectus supplement required by this Agreement to permit the sale or resale of the Shares of Common Stock, the Company shall:

(i) Subject to any notice by the Company in accordance with this Section 2.5(b) of the existence of any fact or event of the kind described in Section 2.5(b)(iii)(D), use its reasonable best efforts to keep the Shelf Registration Statement continuously effective during the Effectiveness Period; upon the occurrence of any event that would cause the Shelf Registration Statement or the related prospectus or prospectus supplement (A) to contain a material misstatement or omission or (B) not be effective and usable for resale of Registrable Shares during the Effectiveness Period, the Company shall file promptly an appropriate amendment or supplement to or a document to be incorporated by reference into the Shelf Registration Statement or a report filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use its reasonable best efforts to cause any such amendment to be declared effective and the Shelf Registration Statement and the related prospectus or prospectus supplement to become usable for their intended purposes as soon as practicable thereafter. Notwithstanding anything in this Agreement to the contrary, the Company may suspend the effectiveness or use of and elect not to keep current the Shelf Registration Statement by written notice to the Stockholder Representative, for a period not to exceed an aggregate of thirty (30) days in any 90-day period (each such period a “Suspension Period”) if:

(A) an event occurs and is continuing as a result of which the Shelf Registration Statement would, in the Company’s reasonable judgment, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and

(B) the Company reasonably determines that the disclosure of such event at such time would or could reasonably be expected to either (i) have a material adverse effect on the business or prospects of the Company and its subsidiaries, taken as a whole, or (ii) adversely affect a material financing, acquisition or other transaction (existing or planned);

provided, that (A) in the event the disclosure relates to a previously undisclosed proposed or pending material business transaction, the disclosure of which would impede the Company’s ability to consummate such transaction, the Company may extend a Suspension Period from thirty (30) days to forty five (45) days and (B) the Suspension Periods shall not exceed an aggregate of ninety (90) days in any 365-day period. The Holders, by their acquisition of a Registrable Share, agree to hold in confidence any communication by the Company relating to an event described in Section 2.5(b)(i)(x) and (y) or Section 2.5(b)(iii)(D).

(ii) Prepare and file with the Commission such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement effective during the Effectiveness Period; cause the related prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner (or any successor rules); and

comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Shelf Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in the Shelf Registration Statement or supplement to the prospectus.

(iii) Advise the Stockholder Representative, promptly:

(A) when the prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to the Shelf Registration Statement or any post-effective amendment thereto, when the same has become effective;

(B) of any request by the Commission for amendments to the Shelf Registration Statement or amendments or supplements to the prospectus or for additional information relating thereto;

(C) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Registrable Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes; or

(D) of the existence (but not the nature) of any fact or the happening of any event, during the Effectiveness Period, that makes any statement of a material fact made in the Shelf Registration Statement, the related prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Shelf Registration Statement, the related prospectus or any amendment or supplement thereto in order to make the statements therein not misleading.

If at any time the Commission shall issue any stop order suspending the effectiveness of the Shelf Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Registrable Shares under state securities or Blue Sky laws, the Company shall use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

(iv) If requested by the Stockholder Representative, incorporate in the Shelf Registration Statement or prospectus, pursuant to a prospectus supplement or post-effective amendment, if necessary, such non-confidential information as the Stockholder Representative may reasonably request to have included therein, including, without limitation: (1) information relating to the “Plan of Distribution” of the Registrable Shares, (2) information with respect to the number of Registrable Shares being sold, (3) the purchase price being paid therefor and (4) any other terms of the offering of the Registrable Shares to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as reasonably practicable after the Company is notified of the matters to be incorporated in such prospectus supplement or post-effective amendment.

(v) Furnish to the Stockholder Representative, without charge, at least one copy of the Shelf Registration Statement, as first filed with the Commission, and of each amendment thereto (and any documents incorporated by reference therein or exhibits thereto (or exhibits incorporated in such exhibits by reference) as such person may request in writing).

(vi) Deliver to the Stockholder Representative, without charge, as many copies of the prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such person reasonably may request.

(vii) Use its reasonable best efforts to cause the Registrable Shares to be quoted on Nasdaq or listed or quoted on any other securities exchange or an automated quotation system on which the Common Stock is then listed or quoted.

(viii) Cooperate with the Stockholder Representative to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold and not bearing any restrictive legends (unless required by applicable securities laws); and enable such Registrable Shares to be in such denominations and registered in such names as the Stockholder Representative may reasonably request within a reasonable time before any sale of Registrable Shares.

(ix) Subject to Section 2.5(b)(i) hereof, if any fact or event contemplated by Section 2.5(b)(iii)(D) hereof shall exist or have occurred, use its reasonable best efforts to prepare a supplement or post-effective amendment to the Shelf Registration Statement or related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Registrable Shares, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

(c) The Stockholder Representative and each Holder agrees that, upon receipt of any notice from the Company of the existence of any fact of the kind described in Section 2.5(b)(iii)(D) hereof, the Stockholder Representative and each Holder will forthwith discontinue disposition of Registrable Shares pursuant to such Shelf Registration Statement until:

(i) the Stockholder Representative has received copies of the supplemented or amended prospectus contemplated by Section 2.5(b)(xiii) hereof; or

(ii) the Stockholder Representative is advised in writing by the Company that the use of the prospectus may be resumed.

2.6	Stop Transfer Instructions.

The Company may give such stop transfer instructions to its transfer agent as it shall deem reasonably necessary to prevent any sale of Registrable Shares under the Shelf Registration Statement at any time when the Holders are not permitted to make such a sale pursuant to this Agreement.

2.7	No Piggyback or Other Registration Rights.

Other than as set forth in this Agreement, the Holders shall have no registration rights with respect to Registrable Shares beneficially owned by such Holder (including any “piggyback” registration rights). In addition, the Company shall not be required to include any shares of its Common Stock owned or acquired by the Holders for resale under the Shelf Registration Statement other than the Registrable Shares.

2.8	Registration Expenses.

The Company shall bear all expenses incident to the filing of the Shelf Registration Statement, including without limitation: (i) all registration and filing fees and expenses; (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all fees and disbursements of counsel for the Company; (v) all application and filing fees in connection with listing or quoting, as the case may be, the Common Stock on Nasdaq or other securities exchange or automated quotation system on which the Common Stock is then listed or quoted; and (vi) all fees and disbursements of independent certified public accountants of the Company; provided, however, the Holders shall bear the all the cost of (x) any discount or selling commission incurred in connection with the sale of any of the Shares of Common Stock and (y) any fees and disbursements of counsel for the Holders or any other professional advisors engaged by the Holders.

2.9	Rule 144.

The Company covenants that it will file at times chosen by the Company any reports required to be filed by it under Section 13 or 15(d) of the Exchange Act, all to the extent required from time to time to enable the Holders to sell Registrable Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time (or any similar rule or regulation hereafter adopted by the Commission). Upon the reasonable request of the Stockholder Representative, the Company will deliver to the Stockholder Representative a written statement as to whether it has complied with such requirements. The Company further covenants that, upon the request of the Stockholder Representative, it will take any further actions reasonably necessary to permit the Holders to transfer the Shares of the Common Stock under Rule 144, including, without limitation, causing any restrictive legends to be removed from any certificates representing Shares of Common Stock in accordance with the terms of such legends.

2.10	Indemnification.

(a) For purposes of this Section 2.10, the following terms shall have the following meanings (as modified, if applicable, by successor rules adopted by the Commission):

(i) “Preliminary Prospectus” means any preliminary prospectus supplement to the base prospectus included in the Shelf Registration Statement, together with such base prospectus, that describes the Common Stock and the offering thereof, filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Securities Act and used prior to the filing of the Prospectus.

(ii) “Prospectus” means the final prospectus supplement, in the form first filed pursuant to Rule 424(b) under the Securities Act, together with the base prospectus included in the Shelf Registration Statement; and any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Exchange Act.

(iii) “Registration Statement” means the various parts of the Shelf Registration Statement, including all exhibits thereto and including (i) the information contained in the form of final prospectus supplement to the base prospectus included in the Shelf Registration Statement, filed with the Commission after the date hereof pursuant to Rule 424(b) under the Securities Act in accordance with this Agreement and deemed by virtue of Rule 430A under the Securities Act to be part of the Shelf Registration Statement at the time it was declared effective and (ii) the documents incorporated by reference in such final prospectus supplement.

(b) The Company will indemnify and hold harmless the Holders against any losses, claims, damages or liabilities, joint or several, to which the Holders may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Holders for any legal or other expenses reasonably incurred by the Holders in connection with defending any such action or claim promptly after such expenses are incurred; provided, however, the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to Company by the Holders expressly for use therein.

(c) The Holders will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, Registration Statement or Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, Registration Statement or Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Holders expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with defending any such action or claim as such expenses are incurred.

(d) Promptly after receipt by an indemnified party under Sections 2.10(b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. The indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for (i) the fees and expenses of more than one separate firm of attorneys for the Company, its directors, its officers and all persons, if any, who control the Company within the meaning of the Securities Act and (iii) the fees and expenses of more than one separate firm of attorneys for all Holders and all persons, if any, who control any Holder within the meaning of the Securities Act. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(e) If the indemnification provided for in this Section 2.10 is unavailable to or insufficient to hold harmless an indemnified party under Sections 2.10(b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the Holders, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 2.10(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with defending any such action or claim. Notwithstanding the provisions of this Section 2.10(e), the Holders shall not be required to contribute any amount in excess of the amount by which the aggregate consideration received by the Holders from the sale of any Registrable Shares pursuant to the Shelf Registration Statement exceeds the amount of any damages which the Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(f) The obligations of the Company under this Section 2.10 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Holder within the meaning of the Securities Act; and the obligations of the Holders under this Section 2.10 shall be in addition to any liability which the Holders may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Securities Act.

2.11	Lock-up Agreements.

Notwithstanding any provision herein to the contrary, if the Company at any time shall register shares of its Common Stock or securities that are convertible, exchangeable or exercisable into or for shares of its Common Stock under the Securities Act for sale in an underwritten offering of its securities, then to the extent requested by the underwriters for such offering, the Holders shall not, and shall cause their affiliates not to, sell, make any short sale of, grant any option for the purchase of, or otherwise dispose of, directly or indirectly, any shares of common stock of the Company without the prior written consent of the underwriters, for a period designated by the managing underwriter in writing to the Holders prior to the beginning of such period, which period shall (i) begin not more than three business days prior to the effectiveness of the registration statement pursuant to which such underwritten offering shall be made (or within three business days prior to the execution of the applicable underwriting agreement in the case of an offering pursuant to Rule 415 under the Securities Act) and (ii) end not more than ninety (90) days after the closing of such underwritten offering or such shorter lockup period to which the Company or any other stockholders of the Company holding at least 5% of the shares of Common Stock of the Company (on a fully diluted basis) are subject. If requested, the Holders will enter into an agreement with the underwriters to the foregoing effect.

ARTICLE III

Restrictions on Resale of Common Stock

3.1	Issuance Not Registered.

Each Initial Holder understands and acknowledges that the issuance of shares of Common Stock under the Asset Purchase Agreement was not registered under the Securities Act and constituted a private placement transaction effected in reliance on an exemption from the registration requirements of the Securities Act and in reliance on exemptions from the qualification requirements of applicable state securities laws. Each Initial Holder acknowledges that such shares of Common Stock will be “restricted securities” under federal and state securities laws and must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available and unless such Initial Holder complies with the restrictions set forth in this Agreement. Each Initial Holder represents and acknowledges that such Initial Holder is familiar with Rule 144 of the Securities Act as presently in effect and understands the restrictions and resale limitations imposed thereby and by the Securities Act.

3.2	Limitations on Transfer.

Each Initial Holder understands and agrees not to make any disposition of all or any portion of the Shares of Common Stock unless (a) pursuant to registration under the Securities Act or (b) pursuant to an available exemption from registration.

3.3	Restrictive Legend.

The certificates representing the Shares of Common Stock shall bear, in addition to any other legends required under applicable state securities laws, the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, OFFERED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT (I) PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION AND (II) IN ACCORDANCE WITH THE RESTRICTIONS AND CONDITIONS SET FORTH IN A STOCKHOLDER AND REGISTRATION RIGHTS AGREEMENT BY AND BETWEEN THE ISSUER, SUNOL MOLECULAR CORPORATION AND THE HOLDER OF THESE SECURITIES. A COPY OF SUCH STOCKHOLDER AND REGISTRATION RIGHTS AGREEMENT SHALL BE FURNISHED BY THE ISSUER TO THE HOLDER HEREOF UPON WRITTEN REQUEST. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER, TO THE EFFECT THAT ANY SALE OR TRANSFER OF THESE SECURITIES WILL BE IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

In order to prevent any transfer from taking place in violation of this Agreement or applicable law, the Company may cause a stop transfer order to be placed with its transfer agent with respect to the Shares of Common Stock. The Company will not be required to transfer on its books any Shares of Common Stock that have been sold or transferred in violation of any provision of this Agreement or applicable law.

ARTICLE IV

Representations of the Initial Holders

Each Initial Holder, individually and not jointly or jointly and severally, on behalf of itself and not the other Initial Holders, certifies and represents to the Company as follows:

4.1	Authority of the Initial Holders.

Such Initial Holder has all necessary capacity, power and authority to execute and deliver this Agreement, to carry out such Initial Holder’s obligations hereunder and to consummate the transactions contemplated hereby.

4.2	Execution and Delivery by the Initial Holders.

The execution and delivery of this Agreement by such Initial Holder, the performance by the Initial Holder of such Initial Holder’s obligations hereunder and the consummation by such Initial Holder of the transactions contemplated hereby have been duly authorized by all requisite action, if any is required on the part of such Initial Holder. This Agreement has been duly executed and delivered by such Initial Holder, and constitutes a legal, valid and binding obligation of such Initial Holder enforceable against such Initial Holder in accordance with its terms.

4.3	Investment Intent.

Such Initial Holder will acquire the shares of Common Stock issued in connection with the Asset Purchase Agreement for the Initial Holder’s own account for investment and not with a view to, or for resale in connection with, the distribution thereof, except as permitted by this Agreement. Such Initial Holder has no present intent of distributing any portion of such Shares of Common Stock (or any interest therein) in violation of applicable securities laws. Such Initial Holder understands that the shares of Common Stock so issued to the Initial Holder will not be registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of such Initial Holder’s investment intent as expressed herein. The Initial Holder has not been formed to acquire the shares of Common Stock issuable to the Initial Holder.

4.4	Investment Experience and Status.

Such Initial Holder has such knowledge and experience in financial and business matters that such Initial Holder is capable of evaluating the merits and risks of an investment in the Common Stock and protecting such Initial Holder’s own interests in connection with such investment.

4.5	Information.

Such Initial Holder acknowledges that such Initial Holder is sufficiently aware of the Company’s business affairs and financial condition and has had the opportunity to acquire sufficient information about Company to reach an informed and knowledgeable decision to acquire the Common Stock. Such Initial Holder has relied upon, and is making his investment decision based upon, the information made available to the Initial Holder and other information publicly available about the Company.

4.6	No General Solicitation.

Such Initial Holder is not acquiring the Shares of Common Stock as a result of any general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act), including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

4.7	Professional Advice.

With respect to the tax and other economic considerations involved in acquiring the Common Stock, such Initial Holder is not relying on the Company, and such Initial Holder has carefully considered and has, to the extent the Initial Holder believes such discussion necessary, discussed with the Initial Holder’s professional legal, tax, accounting and financial advisors the implications of acquiring the Common Stock for the Initial Holder’s particular tax, financial and accounting situation.

ARTICLE V

Miscellaneous

5.1	Binding Effect; Assignability.

Unless otherwise provided herein, the provisions of this Agreement shall be enforceable by, binding upon and accrue to the benefit of the parties hereto and their respective heirs and legal representatives and permitted transferees, successors and assigns.

5.2	Amendment.

This Agreement may be amended or terminated only by a written instrument signed by the Company and each Holder that at the time of such amendment or termination holds any Registrable Shares.

5.3	Applicable Law.

The internal laws of the State of Delaware applicable to contracts entered into and performed solely in such state shall govern the interpretation, validity and performance of the terms of this Agreement.

5.4	Notices.

All notices provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by facsimile or by registered or certified mail, postage prepaid:

(i) if to the Company, to:

      Tanox, Inc.

      10301 Stella Link

      Houston, Texas 77025

      Attention: President

      Facsimile No.: (713) 578-5000

(ii) if to the Holders, to the Stockholder Representative:

      Sunol Molecular Corporation

      2810 North Commerce Parkway

      Miramar, FL 33025-3958

      Attention: Hing C. Wong, Ph.D.

      Facsimile No.: (954) 443-8610

5.5	Counterparts.

This Agreement may be executed and delivered in one or more counterparts (including by facsimile transmission), each of which shall be deemed to be an original and all of which together shall be deemed to be one instrument.

5.6	Severability.

If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants, and restrictions of this Agreement shall remain in full force and effect.

5.7	Entire Agreement.

This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

[SIGNATURES ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

TANOX, INC.

By:	Nancy T. Chang
Title:	President & CEO

SUNOL MOLECULAR CORPORATION

By:	Hing C. Wong
Title:	Chairman and CEO

HOLDER:

Donald H. Baxter

Name:	Donald H. Baxter

HOLDER:

Banc One Equity Capital SBIC Fund II, LLC

Name:	Theodora Stojka, Vice President

HOLDER:

Evelyn M. Tai

Name:	Evelyn M. Tai

HOLDER:

Jin Li Zhou

Name:	Jin Li Zhou

HOLDER:

Christopher D. & Hsin H. Lu

Name:	Christopher D. & Hsin H. Lu

HOLDER:

Cape 1998 Trust

Name:	Ronald Cape, Trustee

HOLDER:

ISA Venture Capital Corp.

Name:	Chang Fwu-Tang

HOLDER:

Kao Feng Ling

Name:	Kao Feng Ling

HOLDER:

TVM IV GmbH & Co. KG

Name:	[Illegible]

HOLDER:

Doris Kia

Name:	Doris Kia

HOLDER:

Ming M. Wu Revocable Trust

Name:	Ming M. Wu

HOLDER:

Peter C. Thomas

Name:	Peter C. Thomas

HOLDER:

Penelope C. Thomas

Name:	Penelope C. Thomas

HOLDER:

Emily T. Lu TTEE U/A

Name:	Emily T. Lu

HOLDER:

Ducio Limited

Name:	[Illegible]

HOLDER:

Sonia F.F. Lai

Name:	Sonia F.F. Lai

HOLDER:

Man-Li Wang Trust

Name:	[Illegible]

HOLDER:

Ronald F. Rohe

Name:	Ronald F. Rohe

HOLDER:

Peng Hsili Jen

Name:	[Illegible]

HOLDER:

Jeffrey D. Janke

Name:	Jeffrey D. Janke

HOLDER:

Siu-Bing Wang, Yip-Kun Lee

Name:	Siu-Bing Wang, Yip-Kun Lee

HOLDER:

David Kung

Name:	David Kung

HOLDER:

Song Y. Lee, Karla H. Lee

Name:	Song Y. Lee, Karla H. Lee

HOLDER:

Min-Mei Chen

Name:	Min-Mei Chen

HOLDER:

Chun-fan Chen

Name:	Chun-fan Chen

HOLDER:

Edith Chen, POA

Name:	Edith Chen

HOLDER:

Emma Chen, POA

Name:	Emma Chen

HOLDER:

Lasertech Holdings Investment Limited

Name:	[Illegible]

HOLDER:

Pan Pacific Investment Co., Ltd.

Name:	[Illegible]

HOLDER:

Jin Y. Yu, POA

Name:	Melissa Yu

HOLDER:

Jin Y. Yu, POA

Name:	Steven Yu

HOLDER:

Jin Y. Yu

Name:	Jin Y. Yu

HOLDER:

Li Hui Yu

Name:	Li Hui Yu

HOLDER:

Hoi-Sang Yeung, Hing Yu Yueng

Name:	Hoi-Sang Yeung, Hing Yu Yueng

HOLDER:

Stanley Y. Yu

Name:	Stanley Y. Yu

HOLDER:

F.H. Lin

Name:	F.H. Lin

HOLDER:

Audin & Doris Lin

Name:	Audin & Doris Lin

HOLDER:

Chi-Chi-Chiu Mei-Li Lin

Name:	Chi-Chi-Chiu Mei-Li Lin

HOLDER:

Ray Cheng Revocable Trust

Name:	Ray Cheng

HOLDER:

Kwei-Mei Tseng

Name:	Kwei-Mei Tseng

HOLDER:

Pocantico Corporation

Name:	Kwei-Mei Tseng

HOLDER:

Tao-Chun Lee

Name:	[Illegible]

HOLDER:

Bee Yau Huang & Hing C. Wong

Name:	Bee Yau Huang & Hing C. Wong

HOLDER:

Maxwell Holdings LLC

Name:	William E. Conway, Jr., Managing Member

HOLDER:

Chris & Ling Cheung

Name:	Chris & Ling Cheung

HOLDER:

Technology Directors XIOS LL

Name:	[Illegible]

HOLDER:

Teong Hwang, Chad L. Hwang

Name:	Teong Hwang, Chad L. Hwang

HOLDER:

Delta Investment Group Partnership

Name:	Yeh Bin Wu

HOLDER:

Yeh Bin Wu

Name:	Yeh Bin Wu

HOLDER:

Barjil Partners

Name:	Yeh Bin Wu

HOLDER:

Industrial Bank of Taiwan

Name:	Kenneth C.M. Lo

HOLDER:

Chris Cheung & Ling Cheung

Name:	Chris Cheung & Ling Cheung

HOLDER:

John Wu Revocable Trust

Name:	John Wu

HOLDER:

David Kung

Name:	David Kung

HOLDER:

Michael L. Jones

Name:	Michael L. Jones

HOLDER:

Jang H. Hsiao

Name:	Jang H. Hsiao

HOLDER:

Shurway Capital Corporation

Name:	K.W. McArthur, Chairman

HOLDER:

Fu Jen Wang, Pin Pin Wang

Name:	Fu Jen Wang, Pin Pin Wang

HOLDER:

Garrett Capital Advisors

Name:	James G. Connelly, III, Managing Partner

HOLDER:

Siu-Bing Wong, Yip-Kun Lee

Name:	Siu-Bing Wong, Yip-Kun Lee

HOLDER:

Eduardo Yi, Mariana Yi

Name:	Eduardo Yi, Mariana Yi

HOLDER:

Wachovia Bank of NC & Gordon Gray, Jr. Trust

Name:	C. Boyden Gray

HOLDER:

Wachovia Bank of NC & Clayland Boyden Gray TTEE U/A

Name:	C. Boyden Gray

HOLDER:

C. Boyden Gray

Name:	C. Boyden Gray

HOLDER:

Stoll Family Limited Partnership #1

Name:	Charles S. Stoll, G.P.